Exhibit 10.A(iii)

AMENDMENT NO. 1

Dated as of August 13, 2004

to

LOCAL CURRENCY ADDENDUM

dated as of June 23, 1998

THIS AMENDMENT NO. 1 dated as of August 13, 2004, (“Amendment”) is entered into by and among ECOLAB INC., a Delaware corporation (the “Company”), ECOLAB FINANCE PTY LIMITED (ACN 082 979 655) (“Ecolab Finance PTY”), the Local Currency Banks party from time to time to the Local Currency Addendum referred to below (the “Local Currency Banks”), CITICORP USA, INC., as administrative agent under the Credit Agreement referred to below (the “Agent”) and CITISECURITIES LIMITED (ACN 008 489 610), as local currency agent (the “Local Currency Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in that certain Multicurrency Credit Agreement dated as of September 29, 1993, as amended and restated as of August 13, 2004 (the “Credit Agreement”), among the Company, Ecolab Finance PTY, Ecolab PTY Limited (ACN 000 449 990), the financial institutions party thereto as Banks, the Agent, Citibank International plc, as Euro-Agent, JPMorgan Chase Bank, as Syndication Agent and Credit Suisse First Boston, as Documentation Agent.

PRELIMINARY STATEMENT

A.                                   The Company, Ecolab Finance PTY, Citibank, N.A. (as predecessor to the Agent), the Local Currency Banks and the Local Currency Agent are parties to a Local Currency Addendum dated as of June 23, 1998 (the “Local Currency Addendum”) to the Credit Agreement, pursuant to which the Local Currency Banks have agreed to make Local Currency Advances to the Company and Ecolab Finance PTY.

B.                                     The Company, Ecolab Finance PTY, the Agent, the Local Currency Banks and the Local Currency Agent have agreed to amend the Local Currency Addendum on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Ecolab Finance PTY, the Agent, the Local Currency Banks and the Local Currency Agent, agree as follows:

SECTION 1.                                Amendment to Local Currency Addendum.  Effective as of the date first above written and subject to the fulfillment of the conditions precedent set forth in Section 2., the Local Currency Addendum is amended as follows:

(a)                                  The definition of “Credit Agreement” in Section 1.01 is deleted and replaced by the following:

“Credit Agreement” means the Multicurrency Credit Agreement dated as of September 29, 1993, as amended and restated as of August 13, 2004, among Ecolab Inc., the Borrowing Subsidiaries from time to time party thereto, the financial institutions from time to time party thereto as Banks, Citicorp USA, Inc., as Administrative Agent, Citibank International plc, as Euro-Agent, JPMorgan Chase Bank, as Syndication Agent and Credit Suisse First Boston, as Documentation Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b)                                 The table of Local Currency Commitments on Schedule I is deleted and the following is substituted therefor:

Local Currency Bank Name	Local Currency Commitment

Citicorp USA, Inc.	US $ 61,220,000*
JPMorgan Chase Bank	US $ 61,220,000*
Credit Suisse First Boston	US $ 53,560,000*

Local Currency Facility Aggregate Commitment	US $ 176,000,000**

*Less, in each case, the Local Currency Advances outstanding from such Local Currency Bank under the Ecolab PTY Addendum.

**Less the aggregate Local Currency Advances outstanding under the Ecolab PTY Addendum.

(c)                                  The list of Applicable Local Currency Lending Offices on Schedule I is deleted and the following is substituted therefor:

Local Currency Bank Name	Applicable Local Currency Lending Office
Citicorp USA, Inc.	Level 10 Citibank Centre 1 Margaret Street Sydney, New South Wales
	Attention:	Vice President, Corporate Finance
Telecopy No.: 612-9262-2520

JPMorgan Chase Bank	1 O’Connell Street Sydney, New South Wales Attention: Grant Bolam Telecopy No.: 612-9551-6359

Credit Suisse First Boston	101 Collins Street, Level 27 Melbourne, Victoria 3000
	Attention:	Malcolm White, Head of Credit Administration
Telecopy No.: 613-928-01-844

(d)                                 The table of applicable margins in the definition of “Applicable Margin” on Schedule II is deleted and the following is substituted therefor:

Credit Rating	Applicable Margin (Rate per Annum)

A+ or better (S&P) or A1 or better (Moody’s)	0.140%

Below A+ (S&P) and A1 (Moody’s) but A (S&P) or A2 (Moody’s)	0.180%

Below A (S&P) and A2(Moody’s) but A- (S&P) or A3 (Moody’s)	0.220%

Below A- (S&P) and A3 (Moody’s) but BBB+ (S&P) or Baa1 (Moody’s)	0.335%

Below BBB+ (S&P) and Baa1 (Moody’s)	0.425%

SECTION 2.                                Conditions Precedent.  This Amendment shall become effective and shall be deemed effective as of the date first above written upon receipt by the Agent of six (6) copies of this Amendment duly executed by each of the Company, Ecolab Finance PTY, the Local Currency Banks and the Local Currency Agent.

SECTION 3.                                Representation and Warranty of Ecolab Finance PTY.  In order to induce the Local Currency Banks to execute and deliver this Amendment, Ecolab Finance PTY hereby represents to the Local Currency Banks that as of the date hereof, the representations and warranties set forth in Article III of the Local Currency addendum are true and correct and Ecolab Finance PTY is in full compliance with all of the terms and conditions of the Local Currency Addendum.

SECTION 4.                                Reference to and Effect on the Local Currency Amendment.  Upon the effectiveness of this Amendment, each reference in the Local Currency Addendum to “this

Addendum”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Local Currency Addendum as modified hereby, and each reference to the Local Currency Addendum in any other document, instrument or agreement shall mean and be a reference to the Local Currency Addendum as modified hereby.

SECTION 5.                                GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE CREDIT AGREEMENT AND THE LOCAL CURRENCY ADDENDUM AND THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.                                Paragraph Headings.  The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

SECTION 7.                                Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[This space intentionally left blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ECOLAB INC.

By:	/s/ Mark D. Vangsgard
Name:	Mark D. Vangsgard
Title:	Vice President & Treasurer

Signed, sealed and delivered by Mark D. Vangsgard as attorney for Ecolab Finance PTY Limited (ANC 082 979 655) under power of attorney dated August 13, 2004, in the presence of

/s/David F. Duvick
(Witness)

David F. Duvick
(Name)

6525 Wilryan Avenue, Edina, MN 55439
(Address)

Attorney
(Occupation)

Mark D. Vangsgard
By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney

CITIBANK, N.A.

By:	/s/Carolyn Sheridan
Name:	Carolyn Sheridan
Title:	Vice President

JPMORGAN CHASE BANK

By:	/s/Laura J. Cumming
Name:	Laura J. Cumming
Title:	Vice President

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:	/s/Karl Studer
Name:	Karl Studer
Title:	Director

By:	/s/Karim Blasetti
Name:	Karim Blasetti
Title:	Associate

CITISECURITIES LIMITED (ACN 008 489 610) as the Local Currency Agent

By:	/s/Loma Saker
Name:	Loma Saker
Title:	Assistant Vice President (ID 61733)

By:	/s/Karen Langworthy
Name:	Karen Langworthy
Title:	Vice President

CITICORP USA, INC. as the Agent

By:	/s/William S. Timmons, III
Name:	William S. Timmons, III
Title:	Vice President